EXHIBIT 24.1

                                POWER OF ATTORNEY

         Each of the undersigned, whose signature appears below, constitutes and appoints each of Thomas K. Ferguson and Mark A. Keidel as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all Registration Statements of Mason- Dixon Bancshares, Inc., and all amendments thereto, relating to or in connection with the registration by the Company of the securities of the Mason-Dixon Capital Trust II and the guarantee by the Company thereof, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue thereof. This power of attorney may be executed in counterparts.


/s/ David S. Babylon, Jr.                                     March 11, 1998
-------------------------
David S. Babylon, Jr.


/s/ Henry S. Baker, Jr.                                       March 11, 1998
-------------------------
Henry S. Baker, Jr.


/s/ Miriam F. Beck                                            March 11, 1998
-------------------------
Miriam F. Beck


-------------------------                                     March __, 1998
Donald H. Campbell


/s/ William B. Dulany                                         March 11, 1998
-------------------------
William B. Dulany


/s/ Neal Hoffman                                              March 11, 1998
-------------------------
R. Neal Hoffman


                       [SIGNATURES CONTINUED ON NEXT PAGE]


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-------------------------                                     March __, 1998
S. Ray Hollinger


-------------------------                                     March __, 1998
Edwin W. Shauck


-------------------------                                     March __, 1998
James  C. Snyder


/s/ Stevenson B. Yingling                                     March 11, 1998
-------------------------
Stevenson B. Yingling


/s/ Thomas K. Ferguson                                        March 11, 1998
-------------------------
Thomas K. Ferguson


/s/ J William Middelton                                       March 11, 1998
-------------------------
J. William Middelton



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